EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Eric J. Foss, Chief Executive Officer of Primo Brands Corporation (the “Company”), has executed this certification in connection with the filing with the Securities and Exchange Commission on the date hereof of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 (the “Report”).
The undersigned hereby certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
IN WITNESS WHEREOF, the undersigned has executed this certification as of the 6th day of November, 2025.

/s/ Eric J. Foss
Eric J. Foss
Chief Executive Officer
(Principal Executive Officer)